UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2007

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29661	52-1782500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway

Alameda, California 94502

(Address of principal executive offices)   (Zip code)

(510) 864-8800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On July 17 2007, UTStarcom, Inc. issued a press release announcing that it currently plans to hold its 2007 Annual Meeting of Stockholders at 1:00 a.m., local time, on Thursday, September 27, 2007, at its offices located at 1275 Harbor Bay Parkway, Alameda, California 94502.  Stockholders of record as of the close of business on August 13, 2007 are entitled to notice of and vote at the 2007 Annual Meeting.

Rule 14a-8 Stockholder Proposal Deadline

The 2007 Annual Meeting date constitutes a change of more than 30 days from the anniversary of UTStarcom’s 2006 Annual Meeting of Stockholders.  As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, UTStarcom has set a new deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 for inclusion in UTStarcom’s proxy materials for the 2007 Annual Meeting.  The new deadline for delivering stockholder proposals to UTStarcom is the close of business on July 30, 2007.  Such proposals should be delivered to: 1275 Harbor Bay Parkway, Alameda, CA 94502, Attention: General Counsel and Corporate Secretary. UTStarcom recommends that such proposals be sent by certified mail, return receipt requested. Such proposals also will need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in UTStarcom’s proxy materials, and may be omitted if not in compliance with applicable requirements.

Bylaws Advance Notice Deadline

In accordance with the requirements for advance notice set forth in UTStarcom’s bylaws, in order for a stockholder proposal to be submitted outside of Rule 14a-8 or a director nomination to be considered timely, such proposal or nomination must be received by the General Counsel and Corporate Secretary at the address noted above by the close of business on July 30, 2007.  Such proposals must comply with Article II, Section 2.5 of the company’s bylaws.

The press release constitutes public announcement of the date of the 2007 Annual Meeting for purposes of Section 2.5 of UTStarcom’s by-laws.

The text of the press release is being filed hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits

The following exhibit is filed pursuant to Item 8.01:

Exhibit No.	Description
99.1	Press Release, dated July 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: July 17, 2007	By:	/s/ Susan Marsch
	Name:	Susan Marsch
	Title:	General Counsel and Corporate Secretary

EXHIBIT LIST

Exhibit No.	Description
99.1	Press Release, dated July 17, 2007